Exhibit 10.33
MODIFICATION OF PROMISSORY NOTE AND LOAN AGREEMENT
          THIS MODIFICATION OF PROMISSORY NOTE AND LOAN AGREEMENT is made and entered into on November 28, 2007 by and between SUMMIT HOTEL PROPERTIES, LLC, a South Dakota limited liability company (“Borrower”), and ING LIFE INSURANCE AND ANNUITY COMPANY, a Connecticut corporation (“Lender”).
WITNESSETH:
          WHEREAS, Lender made a loan (the “Loan”) to Borrower evidenced by that certain Promissory Note dated June 15, 2006 made by Borrower to the order of Lender in the original principal amount of $36,600,800.00 (the “Note”); and
          WHEREAS, to further evidence the Loan Borrower and Lender entered into that certain Loan Agreement dated June 15, 2006, as modified by First Modification of Loan Agreement dated April 24, 2007 (collectively, the “Loan Agreement”);
          WHEREAS, Borrower and Lender desire to amend the Note and the Loan Agreement as hereinafter set forth;
          NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained and TEN AND NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Borrower and Lender, intending to be legally bound, agree that the Note and the Loan Agreement are modified as follows:
     1. The Note is hereby modified as follows. Notwithstanding anything in the Note to the contrary, from and after the date hereof the Note shall be repaid by Borrower to Lender as follows:
          (a) On December 1, 2007, a payment of $262,912.81 shall be due and payable, which shall be applied first to accrued and unpaid interest and the remainder to the outstanding principal amount of the Note; and
          (b) Thereafter, payments of principal and interest shall be made in successive monthly installments commencing on January 1, 2008, and continuing on the first day of each and every calendar month thereafter up to and including July 1, 2012, all but the final installment thereof to be in the amount of Two Hundred Forty-Three Thousand Three Hundred Twenty-Eight and 52/100 Dollars ($243,328.52), and the final installment payable on July 1, 2012, to be in the full amount of outstanding principal of this Note, interest and all other sums remaining unpaid hereunder and under the Mortgage (as in the Note).
     2. The Loan Agreement is hereby modified to delete the chart appearing in Section 3.07(i) in its entirety and insert in its place the following:
[MODIFICATION OF PROMISSORY NOTE
AND LOAN AGREEMENT]
ING No. 27924

		PRINCIPAL	ALLOCATION	RELEASE
	PROPERTY	ALLOCATION	PERCENTAGE	FACTOR
(1)	Comfort Inn	$3,170,287.75	9.7544673746941500%	110%
	2120 Burnham Road
	Fort Smith, Arkansas

(2)	Hampton Inn	$5,390,417.41	16.5854505946194000%	120%
	8219 West Jefferson Blvd.
	Fort Wayne, Indiana

(3)	Courtyard by Marriott	$5,464,102.75	16.8121685721773000%	125%
	4559 North Reserve St.
	Missoula, Montana

(4)	Comfort Inn	$2,244,914.73	6.9072429032856400%	110%
	4545 North Reserve St.
	Missoula, Montana

(5)	Hawthorn Suites	$5,366,493.60	16.5118408616461000%	120%
	975 North Lakeview Pkwy.
	Vernon Hills, Illinois

(6)	Hampton Inn	$5,610,516.47	17.2626601379741000%	125%
	9231 East Arapahoe Rd.
	Greenwood Village, Colorado

(7)	Comfort Suites	$2,770,281.62	8.5237126393800300%	120%
	10680 South Automall Dr.
	Sandy, Utah

(8)	Fairfield Inn	$2,483,865.76	7.6424569162232900%	125%
	2697 Lake Vista Drive
	Lewisville, Texas

TOTAL PRINCIPAL OUTSTANDING		$32,500,880.10	100.000%
3.	Except as expressly modified hereby, the Note and Loan Agreement shall remain in full force and effect, Borrower and Lender hereby ratifying and affirming the same.
[SIGNATURES BEGIN ON FOLLOWING PAGE]
[MODIFICATION OF PROMISSORY NOTE
AND LOAN AGREEMENT]
ING No. 27924

     IN WITNESS WHEREOF, the parties hereto have caused this Modification to be executed as of the day and year first above-written.

BORROWER: SUMMIT HOTEL PROPERTIES, LLC, a South Dakota limited liability company
By:	/s/ Christopher D. Bills
Christopher D. Bills, Chief Financial Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]
[MODIFICATION OF PROMISSORY NOTE
AND LOAN AGREEMENT]
ING No. 27924

[SIGNATURES CONTINUED FROM PRECEDING PAGE]

LENDER:

ING LIFE INSURANCE AND ANNUITY COMPANY, a Georgia corporation

By:	ING Investment Management LLC, as Authorized Agent

	By:	/s/ Daniel M. Siegenthaler

Name: Daniel M. Siegenthaler
Title: Vice President
[MODIFICATION OF PROMISSORY NOTE
AND LOAN AGREEMENT]
ING No. 27924

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